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                                                                    Exhibit 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-3 of Concord, EFS, Inc. of our report dated April 23, 1999 relating to the financial statements of Honor Technologies, Inc.

/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP
    Orlando, Florida
    June 15, 2001